                           EXHIBIT A
                           ---------

NEITHER THIS OPTION NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS OPTION NOR ANY OF THE STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED AND QUALIFIED IN ACCORDANCE WITH SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR BASED ON AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                   STOCK OPTION AGREEMENT
                   ----------------------

          EXX INC, a Nevada corporation (the "Company"), and Steven Toy Inc, a Missouri corporation or registered assigns (the
"Optionee"), hereby agree as follows:

          1.   GRANT OF OPTION.  Subject to the terms and
               ---------------
conditions set forth herein, the Company hereby grants to the Optionee an option (the "Option") to purchase up to Fifty Thousand (50,000) shares (the "Option Shares") of the Class A Common Stock, par value $.01 per share, of the Company (the "Company Common Stock") at a price per share equal to Five Dollars ($5.00) (the "Purchase Price"), subject to adjustment as hereinafter provided. The Option shall be exercisable by the Optionee upon payment of the Purchase Price in cash as provided in Section 3 hereof.

          2.   TERM OF OPTION.  The Option may be exercised as
               --------------
to the Option Shares not theretofore purchased during the five (5) year period ending February 3, 2002 (the "Expiration Date").

          3.   EXERCISE OF OPTION.  This Option is exercisable
               ------------------
in whole or in part (in increments of not less than 1,000 shares) at any time or from time to time on or after February 3, 1997 and prior to the Expiration Date. In order to exercise this Option, the Optionee shall complete the Subscription Form attached hereto, and deliver this Stock Option Agreement, the Subscription Form, an executed investment letter in customary form containing such representations by the Optionee regarding the Optionee's investment intent and experience as the Company may reasonably request, and a cashier's check or wire transferred funds in an amount equal to the aggregate Purchase Price of the Option Shares being purchased, to the Company, 1350 East Flamingo Road, Las Vegas, Nevada 89119, (or at such other location as the Company may designate by notice in writing to the Optionee). Upon the Company's receipt thereof, such holder shall be deemed a holder of record of the shares of Company Common Stock specified in said Subscription Form, and the Company shall, as promptly as practicable, and in any event within twenty
(20) business days thereafter, execute and deliver to the Optionee a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each certificate so delivered shall be registered in the name of such Optionee or such other name as shall be designated by such Optionee. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of certificates pursuant to this Section, except that, in case such certificates shall be registered in a name or names other than the name of the registered holder of this Option, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such certificate or certificates shall be paid by the Optionee to the Company at the time of delivering this Option to the Company as mentioned above.


          4.   ADJUSTMENT OF NUMBER OF SHARES AND PURCHASE PRICE.
               -------------------------------------------------

               (a)  ADJUSTMENTS FOR STOCK DIVIDENDS, STOCK SPLITS
                    ---------------------------------------------
OR CONSOLIDATION OR COMBINATION OF SHARES.  In the event of any
-----------------------------------------
increase or decrease in the number of the issued shares of the Company Common Stock by reason of a stock dividend, stock split, reverse stock split or consolidation or combination of shares or any similar transaction at any time or from time to time after the date hereof such that the holders of the Company Common Stock shall have had an adjustment made, without payment therefor, in the number of shares of the Company Common Stock owned by them or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled or required to have had an adjustment made in the number of shares of the Company Common Stock owned by them, without payment therefor, there shall be a proportionate adjustment as to the number of Option Shares (and to the Purchase Price) so that Optionee shall be entitled to receive, upon exercise of this Option, the aggregate number and kind of shares of Company Common Stock for the same aggregate consideration which, if such Option had been exercised immediately prior to such time, Optionee would have owned upon such exercise and been entitled to receive upon such event. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b)  ADJUSTMENTS FOR RECAPITALIZATION,
                    ---------------------------------
RECLASSIFICATION, REORGANIZATION OR OTHER LIKE CAPITAL
------------------------------------------------------
TRANSACTIONS OR FOR MERGER AND CONSOLIDATION.  In the event the
--------------------------------------------
Company (or any other corporation the securities of which are receivable at the time upon exercise of the Option) shall effect a plan of recapitalization, reclassification, reorganization or other like capital transaction or shall merge or consolidate with or into another corporation or convey all or substantially all of its assets to another corporation at any time or from time to time on or after the date hereof, then in each such case the Optionee upon the exercise of this Option at any time after the consummation of such recapitalization, reclassification, reorganization or other like capital transaction or of such merger, consolidation or conveyance shall be entitled to receive (in lieu of the securities or other property to which such holder would have been entitled to receive upon exercise prior to such consummation), the securities or other property to which the Optionee would have been entitled to have received upon consummation of the subject transaction if the holder hereof had exercised this Option immediately prior to such consummation without adjustment to the aggregate Purchase Price set forth in this Option and all subject to further adjustment pursuant to Section 4(a) hereof.

          5.   LEGENDS; STOP TRANSFER.
               ----------------------

               (a)  All certificates for the shares of Company
Common Stock issued to the Optionee pursuant to the exercise of the Option shall bear the following legend:

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                    "THE SHARES OF STOCK
               REPRESENTED HEREBY HAVE NOT BEEN
               REGISTERED PURSUANT TO THE
               SECURITIES ACT OF 1933, AS AMENDED,
               OR ANY STATE SECURITIES LAWS.
               NEITHER THESE SHARES, NOR ANY
               PORTION THEREOF OR INTEREST THEREIN,
               MAY BE SOLD, TRANSFERRED OR
               OTHERWISE DISPOSED OF UNLESS THE
               SAME IS REGISTERED AND QUALIFIED IN
               ACCORDANCE WITH SAID ACT AND ANY
               APPLICABLE STATE SECURITIES LAWS, OR
               BASED ON AN OPINION OF COUNSEL OR
               OTHER EVIDENCE REASONABLY
               SATISFACTORY TO THE COMPANY, SUCH
               REGISTRATION AND QUALIFICATION ARE
               NOT REQUIRED."

               (b) In addition, the Company shall make a notation regarding the restriction on transfer of the shares of Company Common Stock issued pursuant to the exercise of the Option and such Company Common Stock shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such shares.

          6.   OWNERSHIP, ASSIGNMENT AND REPLACEMENT.
               -------------------------------------

               (a)  OWNERSHIP OF THIS OPTION.  The Company may
                    ------------------------
deem and treat the Optionee as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Stock Option Agreement for registration or transfer as provided in this Section 6.

               (b)  ASSIGNMENT, EXCHANGE AND REPLACEMENT.
                    ------------------------------------
Neither this Stock Option Agreement nor any rights hereunder are assignable or exchangeable in whole or in part without the prior written consent of the Company. Optionee agrees that in no event will Optionee make transfer or disposition of any of the Securities (other than pursuant to an effective registration statement under the Securities Act of 1933), unless and until (i) Optionee shall have notified the Company of the proposed disposition by executing and delivering the attached Form of Assignment and (ii) shall have furnished the Company with a statement of the circumstances surrounding the disposition and reasonable assurance (which may include an opinion of counsel, reasonably satisfactory to the Company, at the expense of the Optionee or transferee) that the proposed disposition is in compliance with all applicable laws, in which event the Company shall acknowledge said Assignment as indicated and cause the books and records of the Company to reflect such assignee as the owner of this Option. This Stock Option Agreement shall be promptly cancelled by the Company upon such surrender in connection with any such exchange, transfer or replacement. In case of loss, theft or destruction, upon receipt by the Company of

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evidence reasonably satisfactory to it of the loss, theft,
destruction or mutilation of this Stock Option Agreement, and of indemnity or security reasonably satisfactory to the Company, the Company will make and deliver a new Stock Option Agreement of like tenor, in lieu of this Stock Option Agreement. The Optionee shall pay all expenses, taxes (other than the costs of indemnity and stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new Option Agreement pursuant to this Section 6(b).

          7.   CALL RIGHT.  In the event that the Optionee has
               ----------
not exercised the Option in full on or prior to February 3, 2000, the Company shall have the right (but not the obligation) at any time after February 3, 2000 through February 3, 2002, to purchase for cash or equivalent bank check, to the extent the Option remains unexercised, in whole or in part (in increments of not less than 1,000 Shares), the Option from the Optionee at a price equal to Two Dollars ($2.00) for each Option Share (the "Call Purchase Price"). Such right is hereinafter referred to as the "Call Right." The Call Purchase Price shall be adjusted proportionately for any stock dividends, stock splits, recapitalizations relative to the Company Common Stock and the like occurring after February 3, 1997. The Company may exercise the Call Right at any time or from time to time after February 3, 2000 through February 3, 2002 by completing the Call Right Form attached hereto and delivering such form to the Optionee. The Optionee shall, as promptly as practicable, and in any event within ten (10) business days after delivery of the Call Right Form, deliver to the Company this Stock Option Agreement, accompanied by such duly executed instruments of assignment as the Company may reasonably request in order to effect the purchase of the Option, against payment by the Company of the Call Purchase Price.

          8.   SPECIAL AGREEMENTS OF THE COMPANY.  The Company
               ---------------------------------
covenants and agrees that:

               (a)  RESERVATION OF SHARES.  The Company will
                    ---------------------
reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Company Common Stock deliverable upon the exercise of the Option, and it will have at all times any other rights or privileges sufficient to enable it at any time to fulfill all of its obligations hereunder.

               (b)  AVOIDANCE OF CERTAIN ACTIONS.  The Company
                    ----------------------------
will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Stock Option Agreement and in taking all of such action as may be necessary or appropriate in order to protect the rights of the Optionee against impairment.

               (c)  SUCCESSORS.  This Stock Option Agreement
                    ----------
shall be binding upon any corporation succeeding to the Company by merger or consolidation.

               (d)  AUTHORIZATION; ISSUANCE OF OPTION SHARES.
                    ----------------------------------------
The Company represents and warrants that this Option Agreement has been duly authorized, executed and

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delivered by the Company. Option Shares deliverable upon exercise of this Option shall, at such delivery and upon payment of the Purchase Price to the Company, be fully paid and non-assessable, free from taxes, liens and charges with respect to their purchase. The Company shall take necessary steps to assure that the par value per share of the Company Common Stock is at all times equal to or less than the price per Option Share, as adjusted hereunder.

          9.   NOTIFICATIONS BY THE COMPANY.  In case at any
               ----------------------------
time while the Option is exercisable: (i) the Company shall pay any dividend payable in stock upon Company Common Stock or make any distribution (other than cash dividends payable out of net earnings after taxes for the prior fiscal year) to the holders of Company Common Stock; (ii) there shall be any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, in any one or more of such cases, the Company shall give written notice to the Optionee of the date on which
(a) the books of the Company shall close, or a record shall be taken for such dividend or distribution, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Company Common Stock of record shall participate in such dividend or distribution and any adjustment of the kind and number of Option Shares and of the Purchase Price required by any such event, or shall be entitled to exchange their Company Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given not less than 20 days and not more than 90 days prior to the action in question and not less than 20 days and not more than 90 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, or to a favorable vote of stockholders, if either is required.

          10.  NOTICES.  Any notice or other document required
               -------
or permitted to be given or delivered to the Optionee shall be delivered at, or sent by certified or registered mail to the Optionee at, the most recent address of the Optionee shown on the stock records of the Company, or to such other address as shall have been furnished to the Company in writing by such Optionee. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the Company at its address set forth in Section 3, or such other address as shall have been furnished to the Optionee by the Company.

          11.  NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY.
               --------------------------------------- ---------
Except to the extent that the Option Shares are exercised, this Option shall not entitle the Optionee to any of the rights of a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Optionee to purchase shares of Company Common Stock hereunder, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or any rights of such holder as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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
               12.  MISCELLANEOUS.  This Stock Option Agreement
                    -------------
shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada. This Stock Option Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Stock Option Agreement are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.


               IN WITNESS WHEREOF, the Company and the Optionee have caused this Stock Option Agreement to be executed by their duly authorized representatives as of February 3, 1997.


                              EXX INC


                              By   /s/ David A. Segal
                                -------------------------------------
                              Name:  David A. Segal
                                    ---------------------------------
                              Title: Chairman
                                     --------------------------------



                              STEVEN TOY INC


                              By    /s/ David A. Segal
                                 ------------------------------------
                              Name:  David A. Segal
                                   ----------------------------------
                              Title: Chairman
                                     --------------------------------

                       FORM OF ASSIGNMENT

To Be Executed by the Optionee if It Desires to Transfer the Option

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


----------------------------------
(Name)


----------------------------------
(Address)


----------------------------------

the right to purchase ---------------------- shares of EXX INC
Class A Common Stock subject to the Stock Option Agreement, as said shares were constituted at the date of said Stock Option Agreement, and does hereby irrevocably constitute and appoint ----------------- --------------------- Attorney to make such transfer on the books of the Company maintained for the purpose, with full power of substitution.


----------------------------------
Signature

Printed Name:
             ---------------------


Dated:
       ---------------------------

In the presence of


----------------------------------


NOTICE: The signature to the foregoing Assignment must correspond to the name as written upon the face of the Stock Option Agreement in every particular, without alteration or enlargement or any change whatsoever.


                 Acknowledgment and Consent
                 --------------------------

          EXX INC hereby acknowledges and consents to the foregoing assignment.

                                   EXX INC


                                   By
                                     ----------------------------

                                   Name:
                                        -------------------------

                                   Title:
                                         ------------------------

                        SUBSCRIPTION FORM

          To Be Executed by the Optionee if It Desires to Exercise the Option


          The undersigned hereby exercises the right to purchase ------------ shares of EXX INC Class A Common Stock subject to the Option at the date of this subscription and herewith makes payment of the sum of $-------------------- representing the aggregate Purchase Price with respect to such shares in effect at this date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated
      ---------------------------------


---------------------------------------
Signature


Printed Name:
             --------------------------


Address:


---------------------------------------



---------------------------------------

                         CALL RIGHT FORM

To Be Executed by the Company if It Desires to purchase the Option


The Company hereby notifies the Optionee named below of the Company's exercise of its right to purchase the Option in whole or in part (in increments of not less than 1,000 shares) pursuant to
Section 7 of the Stock Option Agreement. Such Optionee shall, as promptly as practicable, and in any event within ten (10) business days after delivery of this Call Right Form, deliver to the Company the Stock Option Agreement, accompanied by such duly executed forms of assignment as the Company may reasonably request in written instructions accompanying this Call Right Form, against payment by the Company of the Call Purchase Price.


Dated
      ---------------------------------


EXX INC


By
  -------------------------------------

Name:
     ----------------------------------

Title:
      ---------------------------------


Optionee:

Name:
     ----------------------------------

Address:


---------------------------------------


---------------------------------------